Virtus Mid-Cap Growth Fund,

a series of Virtus Equity Trust

Supplement dated February 22, 2012 to the Summary and

Statutory Prospectuses dated July 31, 2011, as supplemented

IMPORTANT NOTICE TO INVESTORS

At the Special Meeting of Shareholders held on February 21, 2012, shareholders of the Virtus Mid-Cap Growth Fund (the “fund”) voted to replace the fund’s current subadviser with Kayne Anderson Rudnick Investment Management, LLC (“Kayne”).

Effective February 22, 2012, Kayne will become subadviser to the fund. Accordingly, the fund’s principal investment strategies will be modified to reflect those employed by the portfolio management team at Kayne. These changes to the fund’s current prospectuses are more fully described below and will be effective on February 22, 2012.

The fund’s portfolio management strategies have been modified. Accordingly, the disclosure under Principal Investment Strategies in the fund’s summary prospectus and in the summary section of the fund’s statutory prospectus is hereby replaced in its entirety with the following:

The fund invests in a select group of mid-cap growth companies believed by the subadviser to be undervalued relative to their future growth potential. The investment strategy emphasizes companies believed by the subadviser to have a sustainable competitive advantage, strong management and low financial risk, and to be able to grow over market cycles.

Under normal conditions, the fund invests at least 80% of its assets in equity securities of medium capitalization companies that, at the time of initial purchase, have market capitalizations within the range of the Russell Midcap® Growth Index. Generally, the fund invests in approximately 25 to 40 securities at any given time.

Additionally, the first three paragraphs of disclosure under Principal Investment Strategies on page 50 of the fund’s statutory prospectus are hereby replaced with the following:

Under normal circumstances, the fund invests at least 80% of its assets in equity securities of mid-cap companies that, at the time of initial purchase, have market capitalizations within the range of companies included in the Russell Midcap® Growth Index. Because mid-cap companies are defined by reference to an index, the market capitalization of companies in which the fund may invest may vary with market conditions. As of December 31, 2011, the market capitalization range of companies included in the Russell Midcap® Growth Index was $117 million to $20.5 billion. The fund’s policy of investing 80% of its assets in medium capitalization companies may be changed only upon 60 days written notice to shareholders.

The subadviser uses a strategy emphasizing consistently growing, highly profitable, low-debt companies with rising cash flows, which the subadviser deems to be of high quality. If a company meets these criteria, the subadviser researches and analyzes that company’s strength of management, relative competitive position in the industry, and its financial structure. A proprietary model is used to determine relative value. Generally, the fund invests in approximately 25 to 40 securities at any given time.

The subadviser’s sell discipline seeks to dispose of holdings that, among other things, are the subject of negative developments individually or as an industry; or as necessary to provide funding to upgrade and improve portfolio holdings or meet diversification requirements; or for valuation reasons.

The disclosure under “Portfolio Managers” in the fund’s summary prospectus and in the summary section of the of the fund’s statutory prospectus is hereby replaced in its entirety with the following:

•	Doug Foreman, CFA, Director of Equities at Kayne, is a co-manager of the fund. Mr. Foreman has been Portfolio Manager since February 2012.

•	Gregory Toppe, CFA, Portfolio Manager and Senior Research Analyst at Kayne, is a co-manager of the fund. Mr. Toppe has been Portfolio Manager since February 2012.

The table under “Kayne” on page 65 of the fund’s statutory prospectus (as supplemented) is hereby amended to add the following row:

Virtus Mid-Cap Growth Fund	Doug Foreman, CFA (since February 2012) Gregory Toppe, CFA (since February 2012)

Additionally, the following information replaces the biographical information currently appearing under the table for the individuals named below.

Doug Foreman, CFA. Mr. Foreman is a Co-Portfolio Manager of Mid-Cap Growth Fund (since February 2012) and Strategic Growth Fund (since November 2011) and is jointly responsible for the day-to-day management of each fund’s portfolio. Mr. Foreman is Director of Equities, playing a leadership role in Kayne’s equity investment operations. Before joining Kayne in 2011, he was director of equities at HighMark Capital Management (2009 to 2011). Prior to HighMark, Mr. Foreman was retired for two years (2007 to 2008) and was group managing director and chief investment officer of U.S. equities at Trust Company of the West (TCW)(1994 – 2006).

Gregory Toppe, CFA. Mr. Toppe is a Co-Portfolio Manager of Mid-Cap Growth Fund (since February 2012) and Strategic Growth Fund (since November 2011) and is jointly responsible for the day-to-day management of each fund’s portfolio. Mr. Toppe is a Portfolio Manager and Senior Research Analyst at Kayne, with primary research responsibilities for the small and mid-capitalization materials and processing, producer durables, and technology sectors. Before joining Kayne in 2008, he was an equity analyst at Mt. Eden Investment Advisors (2006 to 2008). Prior to that, he was a research analyst and portfolio specialist at Fisher Investments (2000 to 2004) and earned an MBA from the University of Wisconsin (2004 to 2006).

All other disclosure concerning the fund, including fees and expenses, remains unchanged from its prospectuses dated July 31, 2011, as supplemented.

Investors should retain this supplement with the Prospectuses for future reference.

VET 8019 Mid-CapGrowth Strat&PMChanges (2/2012)

Virtus Mid-Cap Growth Fund,

a series of Virtus Equity Trust

Supplement dated February 22, 2012 to the Statement of Additional Information (“SAI”)

dated July 31, 2011, as supplemented

IMPORTANT NOTICE TO INVESTORS

At the Special Meeting of Shareholders held on February 21, 2012, shareholders of the Virtus Mid-Cap Growth Fund (the “fund”) voted to replace the fund’s current subadviser with Kayne Anderson Rudnick Investment Management, LLC (“Kayne”). Effective February 22, 2012, Kayne will become subadviser to the fund.

The SAI is hereby revised as described below.

•

In the table under “Non-Public Holdings Information” on page 39, the Strategic Growth Fund is added to the row describing arrangements with Kayne Anderson Rudnick Investment Management, LLC as subadviser.

•

Under the subheading “Kayne Anderson Rudnick Investment Management, LLC” on page 42, the Mid-Cap Growth Fund is added to the list of funds for which Kayne Anderson Rudnick Investment Management, LLC serves as subadviser.

•	The first subheading under “Portfolio Managers” on page 44 is revised to include the Mid-Cap Growth Fund in the parenthetical listing of funds for which Kayne serves as subadviser.

Investors should retain this supplement with the SAI for future reference.

VET 8019B/MidCapGrowth SAChange (2/2012)